Exhibit 10.1
EXECUTION COPY
$450,000,000
SHINGLE SPRINGS TRIBAL GAMING AUTHORITY
9 3/8% SENIOR NOTES DUE 2015
PURCHASE AGREEMENT
June 22, 2007

June 22, 2007
Morgan Stanley & Co. Incorporated
Wells Fargo Securities, LLC
c/o Morgan Stanley & Co. Incorporated
      1585 Broadway
     New York, New York 10036
Ladies and Gentlemen:
     Shingle Springs Tribal Gaming Authority, (the “Authority”), a wholly-owned unincorporated instrumentality of the Shingle Springs Band of Miwok Indians, a federally recognized Indian tribe (the “Tribe,” and together with the Authority, the “Tribal Parties”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $450,000,000 principal amount of its 9 3/8% Senior Notes due 2015 (the “Securities”) to be issued pursuant to the provisions of an Indenture (the “Indenture”), to be dated the Closing Date (as defined below), among the Authority, the Tribe and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”).
     The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”).
     In connection with the sale of the Securities, the Authority and Lakes KAR-Shingle Springs, LLC, a Delaware limited liability company (the “Manager”) have prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Authority and the Tribe. For purposes of this purchase agreement (the “Agreement”), “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum, and “Time of Sale Memorandum” means the Preliminary Memorandum together with the Additional Written Offering Communications, if any, each identified in Schedule II hereto. As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein.

     In order to establish a security interest in certain collateral described in the Final Memorandum (the “Collateral”) to secure the Authority’s obligations under the Securities, on or before the Closing Date (as defined below) there will have been executed, (i) a Security Agreement by and among the Authority and the Trustee (the “Security Agreement”) (ii) a Cash Collateral and Disbursement Agreement among the Authority, the Disbursement Agent (as defined therein), the Collateral Agent (as defined therein), the Trustee, the Manager and the ICC (as defined therein) (the “Disbursement Agreement”), (iii) a certain Notes Dominion Account Agreement (the “Dominion Account Agreement” and, together with the Security Agreement, and the Disbursement Agreement, the “Collateral Documents”) among the Authority, the Collateral Agent, the Manager and a local depositary bank. This Agreement, the Securities, the Indenture and the Collateral Documents are hereinafter referred to collectively as the “Offering Documents.” The agreements set forth on Schedule III hereto are hereinafter referred to collectively as the “Material Agreements.” The Offering Documents and the Material Agreements are referred to, collectively, as the “Transaction Documents.”
     1. Representations and Warranties.
          1.01 Each of the Tribal Parties represents and warrants to, and agrees with, you that:
     (a) (i) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Memorandum, as then amended or supplemented by the Authority, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Preliminary Memorandum, when taken together with the pricing term sheet listed on Schedule II hereto, does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum based upon information furnished to the Authority in writing by an Initial Purchaser through you expressly for use therein.

     (b) Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, and electronic road shows, if any, furnished to you before first use, the Authority has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.
     (c) The Tribe is an Indian tribe within the meaning of the Indian Gaming Regulatory Act of 1988, as amended (“IGRA”), with the authority to enter into and perform its obligations under the Offering Documents.
     (d) The Articles of Association of the Tribe (the “Articles”), duly and validly adopted by the Tribe on June 19, 1976, and amended thereafter from time to time, is the only articles of association of the Tribe and is the valid principal governing document of the Tribe.
     (e) The tribal council referred to in the Articles (the “Tribal Council”) is the governing body of the Tribe, and all members of the Tribal Council are validly serving.
     (f) The Tribal-State Compact between the State of California and the Tribe, effective May 16, 2000, as amended, (the “Compact”), has been duly and validly authorized, executed and delivered by each of the State of California and the Tribe, has been duly approved by the Secretary of the Interior of the United States, as required by IGRA, such approval has been duly published in the Federal Register in accordance with IGRA, and no further action is required to make the Compact effective. The Compact complies with the requirements of IGRA in all respects material to the ability of the Tribal Parties to perform their respective obligations under the Offering Documents. As of the date hereof, each of the Tribal Parties is in compliance with all material terms and conditions of the Compact.
     (g) The Financial Source Licensing regulation (the “Tribal Licensing Regulation”) adopted pursuant to Resolution GC 2007-01 of the Shingle Springs Tribal Gaming Commission (the “Tribal Gaming Commission”) applies to the Securities. California Gambling Control Commission Regulation CGCC-2 (the “State Bond Regulation”) applies to the Securities. The Indenture complies with the requirements for an indenture described in Section (g) of the State Bond Regulation.
     (h) In accordance with the Tribal Licensing Regulation, (a) no person who purchases less than 10% of the aggregate principal amount of the issued and outstanding Securities, (b) no agency of the federal, state or local government, (c) no federally or state-regulated bank or savings and loan association and (d) no securities dealer acting in compliance with Section 3(h)(ii) of the Tribal Licensing Regulation is required to be licensed as a “financial source” under the Compact. No person who is not an “initial holder” (as defined in the Tribal Licensing Regulation, and which term does not include any securities dealer acting in compliance with Section 3(h)(ii) of the Tribal Licensing Regulation) is required to be licensed as a financial source under the Compact prior to purchasing the Securities provided, that neither any holder that is not licensed or exempted from licensing by the Tribal Gaming Commission, nor any person acting on behalf of the holder, will have any right to enforce any payment obligation relating to the Securities against any revenues, property, or rights of the Authority or the Tribe, or any branch, department, agency, instrumentality, division, subsidiary, enterprise, authority or wholly-owned corporation or business of the Tribe until such time as the holder is licensed by the Tribal Gaming Commission. Further, in accordance with the Tribal Licensing Regulation, the Tribal Gaming Commission has determined that a registration by a Qualifying Institution (as defined in the Tribal Licensing Regulation) with the California Gambling Control Commission (“State Commission”) shall constitute a determination by the State Commission that the Qualifying Institution is suitable for licensure under the Compact and the Tribal Gaming Commission shall rely on such a determination as a determination of the suitability of the applicant for licensure as a Financial Source under the Compact.
     (i) The Tribal Council has duly and validly adopted the Tribal Gaming Ordinance of the Tribe (the “Gaming Ordinance”). As required by IGRA, the Gaming Ordinance was duly approved by the National Indian Gaming Commission (the “NIGC”) on July 6, 1996. The Gaming Ordinance (i) has not been further amended or repealed and is in full force and effect as the law of the Tribe, (ii) authorizes class II and class III gaming within the meaning of IGRA that is proposed to be conducted by the Authority, (iii) satisfies the requirements under IGRA that the Tribe adopt a gaming ordinance prior to engaging in class II or class III gaming and (iv) complies in all material respects with the requirements of the Compact and IGRA.
     (j) The Tribal Council has the requisite power and authority to adopt the ordinance dated April 20, 2007 entitled “An Ordinance of the Shingle Springs Band of Miwok Indians Establishing and Governing the Shingle Springs Tribal Gaming Authority” (the “Authority Ordinance”), which amended in its entirety the tribal ordinance dated May 12, 2004 entitled “Ordinance Establishing and Governing The Foothill Oaks Tribal Gaming Authority,” and said Authority Ordinance is the law of the Tribe.

The Authority Ordinance (i) was duly and validly adopted by the Tribal Council, (ii) is in full force and effect, (iii) has not been further amended or repealed in any manner and (iv) is the governing law of the Tribe.
     (k) The Authority (i) is a wholly-owned unincorporated governmental authority of the Tribe and is not a separate entity from the Tribe for federal or state income tax purposes and (ii) is governed by a board of directors (the “Management Board”) which has the requisite power and authority to adopt resolution no. 2007-06 authorizing the Authority to enter into this Agreement, the Collateral Documents and the Indenture and to issue the Securities. The Management Board has duly adopted the resolution referenced in clause (ii) above and is in full force and effect and has not been amended or repealed in any manner. The Authority has not created and will not create any instrumentality, subdivision or subunit and the Authority does not have any Subsidiary.
     (l) Each of the Tribal Parties has all requisite power and authority necessary to enter into, execute, deliver and perform their obligations, if any, under the Offering Documents, and to consummate the transactions contemplated by the Time of Sale Memorandum.
     (m) No initiative or referendum rights exist for the members of the Tribe permitting any member or any number of members of the Tribe to call for or conduct, in any manner, a review of any actions taken by the Authority or the Tribal Council, whether by way of an initiative, referendum or otherwise, with respect to any authorization, execution, delivery or performance of its obligations under the Offering Documents, by the Authority or the Tribal Council or any actions contemplated to be taken by the Authority or the Tribal Council in connection therewith, except as set forth in Articles XI and XII of the Articles (the “Articles Referendum Right”). No vote or other action has ever occurred or been taken in connection with the Articles Referendum Right, and no vote or petition for a vote is pending or threatened with respect to any exercise of the Articles Referendum Right in connection with any matter that would reasonably be expected to (A) individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties, affairs or prospects of the Authority, taken as a whole, or the ability of the Authority to timely perform its obligations under the Offering Documents, (B) interfere with or adversely affect the issuance or marketability of the Securities to be issued on the Closing Date, or (C) in any manner draw into question the validity of the Offering Documents or the Compact, the transactions described in the Time of Sale Memorandum or prohibit or prevent the Authority from using the proceeds from the offering of the Securities in the manner described in the Time of Sale Memorandum under the caption “Use of

Proceeds” (any of the events set forth in clauses (A), (B) or (C), a “Tribal Parties Material Adverse Effect”).
     (n) This Agreement has been duly authorized, executed and delivered by each of the Tribal Parties and is a valid and binding agreement of each of the Tribal Parties, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.
     (o) As of the Closing Date, the Securities will be duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Authority, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued.
     (p) As of the Closing Date, the Indenture will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, each of the Tribal Parties, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.
     (q) As of the Closing Date, each of the Collateral Documents will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, each of the Tribal Parties that are parties thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.
     (r) As of the Closing Date, each of the Material Agreements to which each of the Tribal Parties is a party will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, each of the Tribal Parties that are parties thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.
     (s) Except as described in the Time of Sale Memorandum, there exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) by the Tribal Parties under any of the Offering Documents or Material Agreements to which each of the Tribal Parties is a party.

     (t) Upon the (A) execution and delivery to the Collateral Agent (as defined in the Indenture) of each of the Collateral Documents and (B) filing of the UCC-1 financing statements as contemplated by the Collateral Documents; the Collateral Agent will have a valid, duly perfected, first priority security interest in all of the Collateral listed in the Collateral Documents, subject to any liens permitted by the Collateral Documents, as security for the payment of the obligations of the Authority under the Offering Documents. The actions, recordings and filings described in the immediately preceding sentence are the only actions, recordings and filings necessary to publish notice of and perfect the rights of the Collateral Agent in all of the Collateral, other than deposit accounts created after the Closing Date, except for such additional actions, recordings and filings as the Authority, the Initial Purchasers and the Trustee may determine prior to the Closing Date.
     (u) Except as described in the Time of Sale Memorandum, neither of the Tribal Parties is now and, after giving effect to the offering of the Securities, will be (i) in violation of any of its organizational documents, (ii) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (iii) in violation of the Compact or any local, tribal, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, any requirement, regulation or decree under IGRA or the Compact) applicable to each of the Tribal Parties or any of its assets or properties (whether owned or leased), other than, in the case of clauses (ii) and (iii), any default or violation that would not reasonably be expected to have a Tribal Parties Material Adverse Effect. Except as disclosed in the Time of Sale Memorandum, to the best knowledge of each of the Tribal Parties, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument which default would have a Tribal Parties Material Adverse Effect. Each of the Tribal Parties is and has been in compliance with all local, tribal, state and federal statutes, laws, ordinances, rules and regulations applicable to its properties and its business, except where the failure so to be in compliance would not have a Tribal Parties Material Adverse Effect.
     (v) Except as described in the Time of Sale Memorandum, none of (i) the execution, delivery or performance by the Tribal Parties of this Agreement or the Collateral Documents or the Material Agreements, (ii) the issuance and sale of the Securities, and (iii) the consummation by the Tribal Parties of the transactions contemplated hereby and thereby or described in the Time of Sale Memorandum under the caption “Use of

Proceeds” will (A) violate, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under (other than consents which were previously obtained or will have been obtained on or before the Closing Date), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Tribal Parties, or an acceleration of any indebtedness of the Tribal Parties, except for liens, charges, and encumbrances contemplated thereby, (B) violate or conflict with any organizational document of the Tribe, (C) assuming compliance with all applicable state securities and “blue sky” laws and assuming compliance by the Initial Purchasers of Section 6.4.6 of the Compact, and the State Bond Regulation, violate or conflict with any statute, rule or regulation applicable to each of the Tribal Parties or any of its respective assets or properties (including, but without limitation, any Gaming Law), (D) violate or conflict with any judgment, decree, order, statute, law, ordinance, rule or regulation of any court or any public, governmental or regulatory agency, body or authority having jurisdiction over each of the Tribal Parties or any of its respective assets or properties or (E) violate or conflict with any provision of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which each of the Tribal Parties is a party or by which each of the Tribal Parties or its respective properties is or may be bound, other than, in the case of clauses (A), (C), (D) or (E), any default, violation or conflict that would not reasonably be expected to have a Tribal Parties Material Adverse Effect.
     (w) Other than as described in the Time of Sale Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (i) any court or governmental, regulatory or administrative agency or authority having jurisdiction over the Tribal Parties or any of their respective properties or assets (including, without limitation, the Secretary of the Interior or any Gaming Authority), or (ii) any other person is required for the execution, delivery and performance by each of the Tribal Parties of this Agreement and the consummation of the transactions contemplated hereby, except (A) such as have been or will be obtained and made on or prior to the Closing Date, (B) routine organizational filings and renewals of licenses, (C) routine filings under the Securities Act and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), (D) filings with the applicable Gaming Authority or (E) where the failure to obtain any such consent, approval, authorization or order of, or filing, registration, qualification, license or permit would not, individually or in the aggregate, reasonably be expected to result in a Tribal Parties Material Adverse Effect.

     (x) There has not occurred any material adverse change, or any development reasonably likely to result in a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Tribal Parties, taken as a whole, from that set forth in the Time of Sale Memorandum provided to prospective purchasers of the Securities.
     (y) Except as described in the Time of Sale Memorandum, there are no tribal, state or federal legal, regulatory or governmental proceedings pending or threatened to which either of the Tribal Parties is a party or to which any of the properties of the Tribal Parties is subject other than proceedings accurately described in all material respects in the Time of Sale Memorandum and proceedings that would not have a material adverse effect on the Tribal Parties or on the power or ability of either of the Tribal Parties to perform its obligations under the Offering Documents or to consummate the transactions contemplated by the Time of Sale Memorandum and the Final Memorandum.
     (z) Each of the Tribal Parties (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Tribal Parties.
     (aa) Except as described in the Time of Sale Memorandum, neither of the Tribal Parties is subject to any alleged liability, or to the best knowledge of the Tribal Parties, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material (as defined below) at any location, whether or not owned by the Tribal Parties, as the case may be, or (ii) any violation or alleged violation of any Environmental Law, which alleged or potential liability or violation or alleged violation would reasonably be expected to have a Tribal Parties Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act

of 1980, as amended, (B) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl, and (E) any material, substance or waste classified or regulated as toxic, hazardous, pollutant or contaminant or words of similar meaning under or within the meaning of any other applicable law relating to protection of the environment.
     (bb) Each of the Tribal Parties possesses, and is operating in compliance with, all certificates, approvals, orders, franchises, authorities, licenses (including, without limitation, Gaming Licenses) or permits issued by the appropriate local, state, federal, tribal or foreign regulatory agencies or bodies (including any Gaming Authority) as are necessary to own and lease its properties and as are legally required for the operation of the Authority’s businesses as presently conducted or as described in the Time of Sale Memorandum (collectively, all such legally required certificates, approvals, orders, franchises, authorities, licenses and permits are referred to herein as “Licenses”), all of which are valid and in full force and effect, except as would not reasonably be expected to have a Tribal Parties Material Adverse Effect and except for such Licenses which the Tribe would not customarily possess at the date hereof but which will be obtained in the ordinary course of development of the casino. Neither of the Tribal Parties has received any notice of proceedings relating to, limiting, suspending, modifying, revoking or failing to renew any of such Licenses. The descriptions in the Time of Sale Memorandum of local, state, federal, tribal or foreign statutes, laws, ordinances, rules and regulations governing the Tribal Parties and their respective business, including, without limitation, any proposed amendments or additions to any such statutes, laws, ordinances, rules or regulations, are accurate in all material respects and fairly present the information required to be shown therein. Neither of the Tribal Parties has received any notice of the enactment, amendment or repeal of any such statutes, laws, ordinances, rules or regulations required to be described in the Time of Sale Memorandum, except for such enactments, amendments or repeals as are described in the Time of Sale Memorandum.
     (cc) On the Closing Date, the Authority will be insured by recognized and financially sound institutions with policies covering its properties, operations, personnel and businesses, in such amounts and with such deductibles and covering such losses and risks as are consistent with industry practice to protect the Authority and its business as in effect on the Closing Date (“Insurance”).
     (dd) Except as described in the Time of Sale Memorandum, there are no costs or liabilities associated with Environmental Laws

(including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Tribal Parties Material Adverse Effect.
     (ee) Neither of the Tribal Parties is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (ff) Neither the Authority nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Authority has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
     (gg) McGladrey & Pullen LLP, who has certified or will certify the financial statements and schedules of the Authority included as part of and Time of Sale Memorandum, are independent auditors with regard to the Authority as required by the Securities Act and the rules and regulations promulgated thereunder.
     (hh) The historical financial statements of the Authority, together with related schedules and notes thereto, included in the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum present fairly the financial position of the Authority, as of the dates indicated and the results of operations and cash flows of the Authority, for the periods specified therein. Such historical financial statements (including the related notes and schedules) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified therein, and subject, in the case of interim statements, to normal recurring adjustments. Except as set forth in the Time of Sale Memorandum, since the date of the latest of such historical financial statements, there has been no material increase in the Indebtedness (as defined in the Time of Sale Memorandum) of the Authority, and there has been no material adverse change in the financial position, results of operations or business of the Authority. The other financial and statistical information and data of the Authority, included in the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum, have been fairly stated in all material respects in relation to the relevant financial statements, of the Authority, from which such information has been derived.
     (ii) None of the Authority, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Authority and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Authority in this paragraph with respect to the Initial Purchasers.
     (jj) The waivers of sovereign immunity (including the related agreements to submit claims to binding arbitration) by the Tribal Parties contained in this Agreement are in compliance with all applicable federal, state, local government, tribal and Governmental Component laws, ordinances, rules, regulations and resolutions, and are irrevocable waivers, valid and legally binding on the Tribal Parties, enforceable against each in accordance with its terms and no further action is required to make them effective.
     (kk) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.
     (ll) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.
     (mm) No law of the Tribe imposes any restrictions on the rate, yield or return payable by or on behalf of the Tribe or the Authority on its indebtedness.
     (nn) As of the Closing Date, each parcel of land on which the Foothill Oaks Casino is proposed to be located, together with all improvements related thereto included within the meaning of “Class III gaming facility” within the Compact (collectively, the “Casino Site”), will constitute Indian land, within the meaning of IGRA, over which the Tribe has jurisdiction and on which class II and class III gaming is permitted to be conducted by the Authority under IGRA. As of the Closing Date, the Casino Site will be held by the United States in trust for the benefit of the

Tribe, subject to no mortgage, lien, easement, interest, estate or other encumbrance that would reasonably be expected to result in a Tribal Parties Material Adverse Effect.
     (oo) The Authority has the exclusive right to develop and operate, collect the revenues of, and pledge the revenues and assets of the Foothill Oaks Casino, subject to the ownership rights of the Tribe in and to the real property and the buildings and fixtures located thereon and related thereto held in trust for the Tribe by the United States and the rights of the Manager pursuant to the Development and Management Agreement. Upon completion of the Highway 50 interchange project described in the Time of Sale Memorandum, the Authority will have all necessary and desirable access and right to enter onto the lands held in trust for the Tribe for the purpose of operating the Foothill Oaks Casino and conducting the business of the Authority.
     (pp) Except as set forth in the Time of Sale Memorandum and the Final Memorandum, the contemplated operation and use and construction of the Foothill Oaks Casino and Resort in the manner set forth in the Time of Sale Memorandum and the Final Memorandum will be, at the time of operation and use and construction, as applicable, in compliance with all applicable municipal, county, state, tribal and federal laws, regulations, ordinances, standards, order and other regulations, except where the failure to comply therewith would not, individually or in the aggregate, have a Tribal Parties Material Adverse Effect. Except as set forth in the Time of Sale Memorandum and the Final Memorandum, under current applicable Gaming Laws, the Foothill Oaks Casino may be used for the purposes contemplated in the Time of Sale Memorandum, the Final Memorandum, the Indenture, the Securities and the Security Documents.
     (qq) The anticipated schedule of construction of the Foothill Oaks Casino is as set forth in the Final Memorandum. The anticipated cost of construction of the Foothill Oaks Casino (including interest, legal, architectural, engineering, planning, zoning and other similar costs) does not exceed the amounts for such costs set forth under the caption “Use of Proceeds” in the Time of Sale Memorandum and the Final Memorandum. In addition, each of the other amounts set forth under the caption “Use of Proceeds” in the Time of Sale Memorandum and the Final Memorandum are based upon reasonable assumptions as to all matters material to the estimates set forth therein and are not expected to exceed the amounts set forth for such items.
     (rr) Except as disclosed in the Time of Sale Memorandum and the Final Memorandum, no relationship, direct or indirect, exists between or among any of the Tribal Parties, on the one hand, and the directors, officers, employees, representatives, council members or Affiliates, of any of the Tribal Parties, on the other hand, which would be required by the Securities Act to be described in the Final Memorandum if the Final Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Securities and Exchange Commission.
     (ss) The statistical and market-related data included in the Time of Sale Memorandum and the Final Memorandum are based on or derived from sources which the Authority believes to be reliable and accurate in all material respects.
     (tt) The Secured Transactions Code of the Tribe (the “UCC”) was duly and validly adopted by the Tribal Council, and is a valid law of the Tribe. No applicable law, ordinance, rule, regulation or resolution of the Tribe, or any agency, subdivision, department, commission or enterprise (each, a “Governmental Component”) thereof conflicts with or contravenes the UCC.
     (uu) The Arbitration Code of the Tribe (the “Tribal Arbitration Code”) was duly and validly adopted by the Tribal Council, and is the valid law of the Tribe. No applicable law, ordinance, rule, regulation or resolution of the Tribe, any Governmental Component thereof or any court of the Tribe conflicts with or contravenes the Tribal Arbitration Code.
     (vv) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance of the Securities and the consummation of the transactions contemplated thereby as set forth in the Final Memorandum, will violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) promulgated by the Board of Governors of the Federal Reserve System or analogous foreign law and regulations.
     (ww) Other than the engagement letter with respect to the offering of the Securities, there are no contracts, agreements or understandings between the Tribal Parties and any other party that would give rise to a valid claim against any of the Tribal Parties for a brokerage commission, finder’s fee or like payment in connection with this offering or the issuance of the Securities.
     (xx) Other than those submitted for review by the Chairman of the National Indian Gaming Commission in connection with the approval of the Development and Management Agreement, as defined in the Indenture, none of the Offering Documents or the Material Agreements to which any Tribal Party is a party, taken individually or as a whole, constitutes a “management contract” or a “management agreement” within the meaning of 25 U.S.C. § 2711, or deprives the Authority of the sole proprietary interest and responsibility of the conduct of gaming. Other than those received or filed as of the Closing Date, no consent, approval, authorization or order of, and notice to or filing with, any governmental agency or body or any court, including specifically the Secretary of the Interior of the United States or the Chairman of the National Indian Gaming Commission, is required to be obtained in connection with the execution, delivery and performance of the Transaction Documents or as a condition of their validity or enforceability.
     The Tribal Parties acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5 hereof, counsel for the Initial Purchasers, counsel for the Tribal Parties and counsel for the Manager will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.
     1.02 The Manager represents and warrants to, and agrees with, the Initial Purchasers and the Tribal Parties that:
     (a) The Manager has no subsidiaries, has been duly organized, is validly existing as a Delaware limited liability company in good standing under the laws of the jurisdiction of its organization, has the limited liability company power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Manager, taken as a whole (the “Manager Material Adverse Effect”).
     (b) This Agreement has been duly authorized, executed and delivered by the Manager and is a valid and binding agreement of the Manager, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.
     (c) Each of the Collateral Documents to which the Manager is a party has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Manager, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

     (d) Each of the Material Agreements to which the Manager is a party has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Manager, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.
     (e) The Manager is not now and, after giving effect to the offering of the Securities, will not be (i) in violation of any of its organizational documents, (ii) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (iii) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree other than, in the case of clauses (ii) and (iii), any default or violation that would not reasonably be expected to have a Manager Material Adverse Effect. Except as disclosed in the Time of Sale Memorandum, to the best knowledge of the Manager, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument referred to in clauses (i) and (ii) which default would have a Manager Material Adverse Effect. The Manager is and has been in compliance with all local, state and federal statutes, laws, ordinances, rules and regulations applicable to its properties and its business, except where the failure so to be in compliance would not have a Manager Material Adverse Effect.
     (f) None of (i) the execution, delivery or performance by the Manager of this Agreement or the Collateral Documents to which the Manager is a party or the Material Agreements to which the Manager is a party, and (ii) the consummation by the Manager of the transactions contemplated hereby and thereby will (A) violate, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under (other than consents which were previously obtained or will have been obtained on or before the Closing Date), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager, or an acceleration of any indebtedness of the Manager, except for liens, charges, and encumbrances contemplated thereby, (B) violate or conflict with any organizational document of the Manager, (C) violate or conflict with any statute, rule or regulation applicable to the Manager or any of its respective assets or properties (including, but without limitation, any Gaming Law), (D) violate or conflict with any judgment, decree, order, statute, law, ordinance, rule or regulation of any court or any public, governmental or regulatory agency, body or authority having jurisdiction over the Manager or any of its assets or properties or (E) violate or conflict with any provision of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Manager is a party or by which the Manager or its properties is or may be bound, other than, in the case of clauses (A), (C), (D) or (E), any default, violation or conflict that would not reasonably be expected to have a Manager Material Adverse Effect.
     (g) Other than as described in the Time of Sale Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (i) any court or governmental, regulatory or administrative agency or authority having jurisdiction over the Manager or any of its properties or assets (including, without limitation, the Secretary of the Interior or any Gaming Authority), or (ii) any other person is required for the execution, delivery and performance by the Manager of this Agreement and the consummation of the transactions contemplated hereby and thereby, except (A) such as have been or will be obtained and made on or prior to the Closing Date, (B) routine organizational filings and renewals of licenses, (C) routine filings under the Securities Act and the Exchange Act, (D) filings with the applicable Gaming Authority or (E) where the failure to obtain any such consent, approval, authorization or order of, or filing, registration, qualification, license or permit would not, individually or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect.
     (h) There has not occurred any material adverse change, or any development which is reasonably likely to result in a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Manager from that set forth in the Time of Sale Memorandum provided to prospective purchasers of the Securities.
     (i) Other than proceedings accurately described in all material respects in the Time of Sale Memorandum, there are no legal or governmental proceedings pending or, to the Manager’s knowledge, threatened to which the Manager is a party or to which any of the properties of the Manager is subject that would have a Manager Material Adverse Effect or that would adversely affect the power or ability of the Manager to perform its obligations under this Agreement, or to consummate the transactions contemplated by the Time of Sale Memorandum.
     (j) The Manager possesses, and is operating in compliance with, all certificates, approvals, orders, franchises, authorities, licenses (including, without limitation, Gaming Licenses (as defined in the

Indenture)) or permits issued by the appropriate local, state, federal, tribal or foreign regulatory agencies or bodies (including any Gaming Authority) as are necessary to own and lease its properties as currently contemplated and as are legally required for (i) the performance of its obligations under the Material Agreements to which it is a party and (ii) for the operation of its business as presently conducted except those that would not reasonably be expected to result in a Manager Material Adverse Effect (collectively, all such legally required certificates, approvals, orders, franchises, authorities, licenses and permits are referred to herein as “Manager Licenses”), all of which are valid and in full force and effect. The Manager has not received any notice of proceedings relating to, limiting, suspending, modifying, revoking or failing to renew any of such Manager Licenses. The descriptions in the Time of Sale Memorandum of local, state, federal, tribal or foreign statutes, laws, ordinances, rules and regulations governing the Manager and its businesses, including, without limitation, any proposed amendments or additions to any such statutes, laws, ordinances, rules or regulations, are accurate in all material respects and fairly present the information required to be shown therein. The Manager has not received any notice of the enactment, amendment or repeal of any such statutes, laws, ordinances, rules or regulations required to be described in the Time of Sale Memorandum, except for such enactments, amendments or repeals as are described in the Time of Sale Memorandum.
     (k) All material tax returns required to be filed by the Manager in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Manager, there are no material proposed additional tax assessments against the Manager, or the assets or property of the Manager, except those tax assessments for which adequate reserves have been established.
     (l) There are no contracts, agreements or understandings between the Manager and any other party that would give rise to a valid claim against the Manager for a brokerage commission, finder’s fee or like payment in connection with this offering or the issuance of the Securities.
     (m) There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) by the Manager under any of the Offering Documents or Material Agreements to which the Manager is a party.

     (n) No other person other than the Manager and those disclosed in writing to the NIGC has an interest in the Material Agreements to which the Manager is a party which is required to be disclosed to the NIGC.
     (o) There are no management contracts or collateral agreements within the meaning of IGRA relating to the Foothill Oaks Casino to which the Manager is a party except for the Material Agreements and the Transaction Documents to which the Manager is a party.
     (p) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Manager believes to be reliable and accurate in all material respects.
     (q) None of the Manager or its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers and the Tribal Parties, as to whom the Manager makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Manager or its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers and the Tribal Parties, as to whom the Manager makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Manager and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers and the Tribal Parties, as to whom the Manager makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.
     (r) None of the information furnished by the Manager for use in either the Time of Sale Memorandum as of its date or the Final Memorandum, as of its date or as of the Closing Date contains or represents an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Time of Sale Memorandum, the Final Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Authority or the Manager in writing by the Initial Purchasers expressly for use in the Time of Sale Memorandum, the Final Memorandum or amendment or supplement thereto, as the case may be. Neither the Manager nor its

Affiliates has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Time of Sale Memorandum and the Final Memorandum.
     (s) The anticipated schedule of construction of the Foothill Oaks Casino is as set forth in the Final Memorandum. The anticipated cost of construction of the Foothill Oaks Casino (including interest, legal, architectural, engineering, planning, zoning and other similar costs) does not exceed the amounts for such costs set forth under the caption “Use of Proceeds” in the Time of Sale Memorandum and the Final Memorandum. In addition, each of the other amounts set forth under the caption “Use of Proceeds” in the Time of Sale Memorandum and the Final Memorandum are based upon reasonable assumptions as to all matters material to the estimates set forth therein and are not expected to exceed the amounts set forth for such items.
     (t) Each certificate signed by any officer of the Manager and delivered to the Initial Purchasers, or counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Manager to the Initial Purchasers as to the matters covered thereby.
     The representations and warranties of the Manager to the Tribal Parties under this Section 1.02 shall not survive the Closing Date. Other than claims made under Section 9 hereof, the Tribal Parties will not make a claim against the Manager after the Closing Date based solely on a breach of representations or warranties under this Section 1.02.
     The Manager acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5 hereof, counsel for the Initial Purchasers, counsel for the Tribal Parties and counsel for the Manager will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.
     2. Agreements to Sell and Purchase. The Authority hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Authority the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 97.9% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, to the Closing Date.

     3. Terms of Offering. You have advised the Authority that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in your judgment is advisable.
     4. Payment and Delivery. Payment for the Securities shall be made to the Authority in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on June 28, 2007, or at such other time on the same or such other date, not later than June 28, 2007, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”
     The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.
     5. Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject to the following conditions:
     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Authority by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and
     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Tribal Parties from that set forth in the Time of Sale Memorandum as of the date of this Agreement provided to the prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.
     (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each of the Tribal Parties, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Authority and the Tribe contained in this Agreement are true and correct as of the Closing Date and that the Authority and the Tribe have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.
     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
     (c) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Manager, to the effect that the representations and warranties of the Manager contained in this Agreement are true and correct as of the Closing Date and that the Manager has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened
     (d) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, to the effect set forth in (i) Exhibit A of Faegre & Benson LLP, counsel for the Authority and the Tribe, (ii) Exhibit B of Karshmer & Associates, counsel for the Authority and the Tribe, (iii) Exhibit C of Gray, Plant, Mooty, Mooty & Bennett, P.A., Minnesota counsel for the Manager, and (iv) Exhibit D of Hamilton Quigley & Twait, PLC, special counsel for the Manager. Such opinion shall be rendered to the Initial Purchasers at the request of the Authority, Tribe and Manager, as applicable, and shall so state therein.
     (e) The Initial Purchasers shall have received on the Closing Date an opinion of Latham & Watkins LLP, counsel for the Initial Purchasers.
     (f) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from McGladrey & Pullen LLP, independent public accountants to the Authority, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
     (g) The Authority shall have received all governmental and regulatory approval required to be obtained prior to the Closing Date pursuant to this Agreement, the Collateral Documents and the Indenture.
     (h) The Tribal Gaming Commission shall have provided a complete exclusion from the licensing requirements of Section 6.4.6 of the Compacts for (i) all federally-regulated or state-regulated banks, savings and loans or other federally- or state-regulated lending institutions, (ii) any agency or the federal, state or local government or (iii) any investor, who, alone or in conjunction with others, holds less than 10% of any outstanding indebtedness evidenced by the bonds issued by such Tribe.
     (i) The State Commission shall have issued a determination that Morgan Stanley & Co. Incorporated meets the criteria for registration of Qualified Bond Holders pursuant to the provisions of CGCC-2. The Tribal Gaming Commission shall have licensed Morgan Stanley & Co. Incorporated as a financial source.
     (j) The Tribe and the Authority shall have received all requisite approvals from the NIGC in connection with the Offering Documents and the Material Agreements.
     (k) With respect to any Collateral Document to be executed on the Closing Date, the Authority and each of the other parties thereto shall have entered into each such Collateral Document to which each is a party. With respect to any Material Agreements to be executed at the Closing Time, the Authority and each of the other parties thereto shall have entered into each such Material Agreements to which each is a party. With respect to any Material Agreement entered into prior to the Closing Date, such Material Agreement shall be in full force and effect, and as of the date hereof, there shall not be any defaults or events of default, that with notice, the passage of time or otherwise could be a default, under any provisions of such Material Agreements by any party thereto, other than as would not, individually or in the aggregate, result in a Tribal Parties Material Adverse Effect. The Initial Purchasers shall have received executed copies of each Collateral Document and Material Agreement.

     (l) The Initial Purchasers shall have performed a recent lien, tax lien, judgment and litigation search in each of the jurisdictions or offices in which Uniform Commercial Code financing statements or other filings or recordations should be made to evidence or perfect (with the priority required under the Collateral Documents) security interests in all assets and property of the Authority, and such search shall reveal no security interest, mortgage, pledge, lien, encumbrance, claim or equity; other than liens permitted by the Indenture and the Collateral Documents.
     (m) All documents and agreements shall have been filed, and other actions shall have been taken, as may be required to perfect the security interests of the Trustee and to accord the Trustee the priorities over other creditors of the Authority as contemplated by the Final Memorandum and Offering Documents. All consents to assignment of documents and agreements required by the Offering Documents shall have been executed by the third parties named therein.
     (n) On the Closing Date, the Initial Purchaser shall have received proof of insurance of the Authority that satisfies the insurance covenant in the Indenture.
     6. Covenants of the Authority. The Authority covenants with each Initial Purchaser as follows:
     (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) or (e), as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.
     (b) Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.
     (c) To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Authority and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.
     (d) If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.
     (e) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.
     (f) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request. The Authority shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.
     (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Authority’s counsel and the Authority’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the

Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Authority and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) 50% of the fees, disbursements and expenses of all counsel and consultants of the Initial Purchasers (including, but not limited to, counsel for the Initial Purchasers, Indian law counsel to the Initial Purchasers, any insurance consultant of the Initial Purchasers and the Independent Construction Consultant (as defined in the Indenture), (iii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iv) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (v) any fees charged by rating agencies for the rating of the Securities, (vi) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities, (ix) the costs and expenses of the Authority relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Authority, travel and lodging expenses of the representatives and officers of the Authority and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement and (xi) all other cost and expenses incident to the performance of the obligations of the Authority hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as otherwise provided in this Section, Section 9, and the last paragraph of Section 12, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

     (h) Neither the Authority nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.
     (i) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
     (j) While any of the Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Authority is then subject to Section 13 or 15(d) of the Exchange Act.
     (k) If requested by you, to use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.
     (l) None of the Authority, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Authority and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.
     (m) During the period of two years after the Closing Date, the Authority will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.
     (n) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.
     7. Covenants of the Tribe. The Tribe covenants with each Initial Purchaser as follows:
     (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, of the happening of any event that makes any statements of a material fact made in the Time of Sale Memorandum untrue or that requires the making of any additions to or changes in the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (b) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Securities or to take any other action that would result in the sale of the Securities pursuant hereto or the Exempt Resales not being exempt from registration under the Securities Act.
     (c) To take any other actions reasonably requested by the Authority or the Initial Purchasers to enable the Authority to comply with its obligations set forth in Section 4 hereof.
     8. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Initial Purchaser, severally and not jointly, agrees with the Authority that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions”.
     (b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:
     (i) such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Authority that would permit a public offering of the Securities, or possession or distribution of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;
     (ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any such other material, in all cases at its own expense;
     (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;
     (iv) such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 8(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;
     (v) such Initial Purchaser, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Member State”), has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Member State it has not made and will not make an offer of Securities to the public in that Member State, except that it may, with effect from and including such date, make an offer of Securities to the public in that Member State:
     (A) at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;
     (B) at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or
     (C) at any time in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.
For the purposes of the above, the expression an “offer of Securities to the public” in relation to any Securities in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in that Member State;
     (vi) such Initial Purchaser has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of such Act does not apply to us and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom;
     (vii) such Initial Purchaser understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

     (viii) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:
     “The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”
Terms used in this Section 8(b) have the meanings given to them by Regulation S.
     9. Indemnity and Contribution. (a) The Authority agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Authority, or the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Authority in writing by such Initial Purchaser through you expressly for use therein.
          (b) The Manager agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of

Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), but only with reference to information furnished by the Manager to the Authority or the Initial Purchaser, as the case may be, in writing by the Manager for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Authority or the Initial Purchasers, or the Final Memorandum or any amendment or supplement thereto.
          (c) The Manager agrees to indemnify and hold harmless each Tribal Party, each person, if any, who controls any Tribal Party within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Tribal Party within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities related to third party actions or claims (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), but only with reference to information furnished by the Manager to the Authority or the Initial Purchaser, as the case may be, in writing by the Manager for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Authority or the Initial Purchasers, or the Final Memorandum or any amendment or supplement thereto.
          (d) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the members of the Tribal Council, the Authority, the Manager, their respective directors and officers and each person, if any, who controls the Authority or Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Authority or Manager to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Authority or Manager, as the case may be, in writing by such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Authority or Manager, or the Final Memorandum or any amendment or supplement thereto.
          (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b), 9(c) or 9(d), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 9(a) and 9(b), by the Tribal Party in the case of parties indemnified pursuant to Section 9(c), and by the members of the Tribal Council, the Authority or Manager, as the case may be, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
          (f) To the extent the indemnification provided for in Section 9(a), 9(b), 9(b) or 9(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Tribal Parties, the Manager or the Initial Purchasers, as the case may be, from the offering of the Securities or (ii) if the allocation provided by clause 9(f)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(f)(i) above but also the relative fault of the Tribal Parties, the Manager or the Initial Purchasers, as the case may be, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Tribal Parties, the Manager or the Initial Purchasers, as the case may be, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Tribal Parties or the Manager, as the case may be, and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Tribal Parties, the Manager or the Initial Purchasers, as the case may be, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Tribal Parties, the Manager or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.
          (g) The Authority, Manager and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(f) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this

Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
          (h) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Authority and the Manager contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Authority or Manager, as the case may be, their respective officers or directors or any person controlling the Authority or Manager, as the case may be, and (iii) acceptance of and payment for any of the Securities.
     10. Waiver of Sovereign Immunity, Arbitration and Non-Impairment.
         10.01 Irrevocable Waiver of Sovereign Immunity. Neither of the Tribal Parties consents to any suit, arbitration, legal process, enforcement proceeding, or any dispute resolution method, except as specifically provided in this Section 10.01. Each of the Tribal Parties hereby unconditionally and irrevocably waives its sovereign immunity and any and all defenses based thereon with respect to any claim, demand, dispute, action or cause of action brought by any Initial Purchaser arising under or in any way connected with or related or incidental to this Agreement, as the same may be amended or modified from time to time, whether now existing or hereafter arising and whether sounding in tort, contract or otherwise (collectively “Permitted Claims”), as further provided in Sections 10.01(a) – (f) hereof. Such waiver shall also extend (a) to permit the interpretation, enforcement and the seeking of legal or equitable relief and remedies (whether through an award or granting of specific performance, injunction, mandamus, damages or otherwise) by the parties hereto (and their successors and assigns permitted hereunder) through arbitration proceedings as herein provided, and (b) to permit judicial actions to compel, enter judgment upon, enforce, modify or vacate any award or interim injunctive relief related to the arbitration proceedings in any of the Applicable Courts described in Section 10.02 below; provided however that such consent to arbitration does not amount to a general waiver of the sovereign immunity of either of the Tribal Parties.
          In connection with the foregoing waiver of sovereign immunity by each of the Tribal Parties:
          (a) Duration. The waiver shall commence on the date hereof and apply to all Permitted Claims that are commenced within three years after the occurrence of the facts that are the primary basis of the action, or if later, three years from the date those facts reasonably should have been discovered by the party bringing the action;

          (b) Grantees. The grantee(s) of the waiver are each party hereto, together with their successors and assigns hereunder;
          (c) Scope. The scope of the waiver applies to all Permitted Claims brought to (i) interpret or enforce the provisions of this Agreement, including specifically and without limitation (including any limitation set forth in the proviso at the end of this paragraph) any claims for indemnification brought by the Initial Purchasers against the Tribal Parties under the terms of this Agreement, (ii) enforce and execute any order, judgment, or ruling resulting from such an action, or (iii) enforce any rights under the Indian Civil Rights Act, 25 U.S.C. § 1301 et seq., provided that no claim shall be brought for punitive or consequential damages or for any claim arising under federal or state securities laws;
          (d) Property and Funds. The only assets or rights against which any award, judgment or other order for relief arising from this waiver may be enforced are Gaming Assets as defined in Resolution 2007-20 (the “Tribal Finance Resolution”), whether held in the name of the Authority, the Tribe or any branch, department, agency, instrumentality, division, subsidiary, authority, enterprise, corporation, business or other entity directly or indirectly owned or controlled in whole or in part by either the Authority or the Tribe. Notwithstanding the foregoing, any revenues or other property transferred by the Authority to any of the Tribal Parties in compliance with the Securities Offering Documents shall, upon transfer, no longer constitute Gaming Assets;
          (e) Jurisdictions. The courts with jurisdiction with respect to the Permitted Claims are the Applicable Courts (as defined in Section 10.02 below) (subject to the obligation of each of the Tribal Parties to submit to arbitration as provided herein); and
          (f) Governing Law. The law applicable to the waiver and the Permitted Claims shall be the internal laws of the State of New York, except where application of the uniform commercial code of the State of New York will not recognize a lien and the perfection of a lien on any Gaming Assets as security for any performance of each of the Tribal Parties hereunder, and the UCC of the Tribe will recognize the lien or the perfection of the lien, in which case the law the Tribe, as applicable, that recognizes the lien and perfection shall apply.
     10.02 Designation of Applicable Courts and Jurisdictions. Each of the Tribal Parties hereby irrevocably consents to the following courts, jurisdictions and venues for the judicial actions described in Section 10.01 above (the “Applicable Courts”): (a) the United States District Court for the Southern District of New York, and all courts to which any appeal therefrom may be available; (b) or if those courts lack jurisdiction over the action, any court of the State of New York sitting in the City of New York, and all courts to which any appeal therefrom may be available; (c) if none of the foregoing courts shall have or accept jurisdiction, then the courts of the State of California, and all courts to which any appeal therefrom may be available and (d) if none of the foregoing courts shall have or accept jurisdiction, then any court of the Tribe (in the case of any Permitted Claim to which the Tribe or the Authority is a party).
     10.03 Additional Waivers as to Tribal Courts. Each of the Tribal Parties hereby unconditionally and irrevocably waives the jurisdiction of any tribal courts now or hereafter existing or created with respect to any Permitted Claim, except as provided in clause (d) of Section 10.02 above. Each of the Tribal Parties unconditionally and irrevocably waives the application of any rule or doctrine relating to exhaustion of tribal remedies or comity or abstention that might otherwise require a Permitted Claim be heard in a tribal court.
     10.04 Agreement not to Contest. In connection with any Permitted Claim, each of the Tribal Parties hereby unconditionally and irrevocably waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding in any court of the United States District Court, Southern District of New York, and any appellate court from which any appeals therefrom are available, any court of the State of New York sitting in the City of New York, County of New York, and any appellate court from which any appeals therefrom are available, or any court of the State of California and any appellate court from which any appeals therefrom are available. Each of the Tribal Parties consents to irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     10.05 Arbitration. Notwithstanding the irrevocable submission to the jurisdiction of the courts described above by each of the parties hereto, each such party irrevocably and unconditionally agrees that any party to any such instrument may (i) submit any controversy, claim, suit or other action between or among the parties thereto arising out of or relating to this Agreement, or the enforcement of rights hereunder, to binding arbitration or (ii) remove any such action brought by any other party in any forum other than an arbitration contemplated hereby and submit such action to be determined by binding arbitration. Any arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators in accordance with the AAA Commercial Arbitration Rules. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy will not constitute a waiver of the right of any party hereto to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. Any arbitration undertaken pursuant this Agreement will take place in the City of New York, County of New York.
     11. Termination. The Initial Purchasers may terminate this Agreement by notice given by you to the Authority, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Authority shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.
     12. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Authority for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Authority. In any such case either you or the Authority shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.
     If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Authority to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Authority shall be unable to perform its obligations under this Agreement, the Authority will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.
     13. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements that relate to the offering of the Securities, represents the entire agreement between the Authority, the Tribe and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.
          (b) The Authority acknowledges that in connection with the offering of the Securities: (i) the Initial Purchasers have acted at arms length, are not agents of, and owe no fiduciary duties to, the Authority or any other person, (ii) the Initial Purchasers owe the Authority only those duties and obligations set forth in this Agreement, and (iii) the Initial Purchasers may have interests that differ from those of the Authority. The Authority waives to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.
     14. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     15. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
     16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
     17. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: High Yield Syndicate Desk, with a copy to the Legal Department; and if to the Authority shall be delivered, mailed or sent to P.O. Box 1660, El Dorado, California, 95623-1660, Attention: Chairperson.

Very truly yours,

SHINGLE SPRINGS TRIBAL GAMING AUTHORITY

By:	/S/ Nicholas H. Fonseca Name: Nicholas H. Fonseca
Title: Chairman, Tribal Council

By:	/S/ Richard Lawson Name: Richard Lawson
Title: Chairman

SHINGLE SPRINGS BAND OF MIWOK INDIANS

By:	/S/ Nicholas H. Fonseca Name: Nicholas H. Fonseca
Title: Chairman

Acknowledged and agreed to as of the date hereof

LAKES KAR-SHINGLE SPRINGS, LLC

By:	/S/ Timothy Cope Name: Timothy Cope
Title: President and CFO

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Wells Fargo Securities, LLC

By:	Morgan Stanley & Co. Incorporated

By:	/S/ Bryan W. Andrzejewski Name: Bryan W. Andrzejewski
Title: Executive Director

SCHEDULE I

Principal Amount of
Securities to be
Initial Purchaser	Purchased
Morgan Stanley & Co. Incorporated	$261,000,000
Wells Fargo Securities, LLC	$189,000,000

Total:	$450,000,000

I-1

SCHEDULE II
Time of Sale Memorandum
1.	Preliminary Memorandum issued June 11, 2007

2.	pricing term sheet dated June 22, 2007

3.	electronic roadshow posted on Netroadshow
II-1

SCHEDULE III
Material Agreements
1.	Tribal-State Compact dated October 8, 1999, between the Tribe and the State of California, approved by the Secretary of the Interior on May 5, 2000 and effective as of May 16, 2000 by publication in the Federal Register, as amended from time to time.

2.	First Amended and Restated Memorandum of Agreement Regarding Gaming Development and Management Agreement dated October 13, 2003, between the Tribe and the Manager, as amended.

3.	Revised Agreement for Professional Services dated November 22, 2006, between the Authority and Cuningham Group Architecture, P.A.

4.	Contract for Preconstruction and Construction Services dated May 23, 2007, between the Authority and Rudolph and Sletten, Inc.

5.	Agreement for Engineering Services dated November 1, 2006, between the Tribe and Mark Thomas & Company, Inc.

6.	Master Construction Agreement dated April 25, 2007, between the Tribe and C.C. Myers, Inc.

7.	Escrow and Disbursement Agreement dated April 24, 2007, among C.C. Myers, Inc., the Authority, the California Department of Transportation, Wells Fargo Bank, National Association, and the Collateral Agent.

8.	Intercreditor and Subordination Agreement to be dated as of the date of the Indenture, among the Trustee, the Collateral Agent, the Authority, the Manager and any lenders of Indebtedness pursuant to the Indenture.

9.	Lakes Dominion Account Agreement to be dated as of the date of the Indenture, among the Manager, the Authority and the depository for the dominion account.

10.	Security Agreement dated October 13, 2003, between the Tribe and the Manager.

11.	Security Agreement Acknowledgement to be dated as of the date of the Indenture, between the Authority and the Manager.

12.	Contract for Construction dated May 23, 2007, between the Authority and Auburn Constructors, Inc.

13.	Amended Highway Development Encroachment Agreement dated July 3, 2003, among the Tribe, the United States, through the Bureau of Indian Affairs of the Department of the Interior and the State of California, through the California Department of Transportation.
III-1

14.	Memorandum of Understanding and Intergovernmental Agreement dated September 28, 2006, between the Tribe and El Dorado County.

15.	Interim Promissory Note dated January 23, 2007, executed by the Tribe in favor of the Manager, as amended and in effect on the date of the Indenture.

16.	Amended and Restated Land Acquisition Note dated January 23, 2007, executed by the Tribe in favor of the Manager, as amended.

17.	Operating Note dated October 13, 2003, executed by the Tribe in favor of the Manager, as in effect on the date of the Indenture.

18.	Assignment and Assumption Agreement dated April 20, 2007, among the Tribe, the Authority and the Manager.

19.	Tribal Agreement dated April 20, 2007, between the Tribe and the Manager.

20.	Blocked Account Control Agreement to be dated as of the date of the Indenture, between the Authority, the Collateral Agent and U.S. Bank, National Association.

21.	Payment and Completion Guaranty dated May 23, 2007, executed by Perini Corporation in favor of the Authority.

22.	Owner Representation Agreement dated May 21, 2007, between the Authority and Cumming Corporation.

23.	Agreement for Engineering Services dated February 1, 2007, between the Tribe and Applied Engineering and Geology, Inc.

24.	Agreement for Engineering Services dated November 1, 2006, between the Tribe and HydroScience Engineers, Inc.

25.	Agreement for Engineering Services dated April 12, 2007, between the Tribe and HydroScience Engineers, Inc.

26.	Agreement for Engineering Services dated May 22, 2007, between the Tribe and HydroScience Engineers, Inc.

27.	Agreement for Engineering Services dated November 1, 2006, between the Tribe and Gene E. Thorne & Associates, Inc.

28.	Independent Construction Consultant’s Engagement Letter dated June 20, 2007, among Morgan Stanley & Co. Incorporated, the Trustee, the Disbursement Agent, the Authority and Rider Hunt Levett & Bailey LTD.

29.	Proposal to Provide Materials Testing dated May 29, 2007, between the Authority and Consolidated Engineering Laboratories.
III-2

EXHIBIT A
FORM OF OPINION OF FAEGRE & BENSON LLP
     1. The Tribe is a federally recognized Indian tribe organized and existing under its Articles of Association defined in Exhibit D hereto.
     2. The Issuer validly exists as a wholly owned governmental authority of the Tribe under the Authority Ordinance defined in Exhibit D hereto.
     3. The Issuer has duly taken all necessary action under the Authority Ordinance and other Specified Tribal Laws to authorize the making and consummation of the offering of the Notes by the Issuer and the execution, delivery and performance by the Issuer of the Transaction Documents to which it is a party. For purposes hereof, the term “Specified Tribal Laws” means the Articles of Association and any ordinances of the Tribe or resolutions of the Tribal Council (defined below) or the Management Board (defined below) listed on Exhibit D hereto.
     4. The Tribe has duly taken all necessary action under its Articles of Association and other Specified Tribal Laws to authorize the execution, delivery and performance by the Tribe of the Transaction Documents to which it is a party.
     5. The Issuer is governed by its management board referred to in the Authority Ordinance (the “Management Board”), and all members of the Management Board are validly serving. The Management Board has the power to authorize officers of the Issuer to bind the Issuer and enter into the Transaction Documents to which it is a party and are signed by the Chairman of the Tribe referred to in the Articles of Association. The officer or officers of the Issuer who have approved and executed the Transaction Documents to which the Issuer is a party possess authority to execute the Transaction Documents to which the Issuer is a party on behalf of the Issuer and to bind the Issuer thereto.
     6. The Tribal Council of the Tribe referred to in the Articles of Association (the “Tribal Council”) is the governing body of the Tribe. The Tribal Council has the power to authorize officers of the Tribe to bind the Tribe and enter into the Transaction Documents to which it is a party and are signed by the Chairman of the Tribe referred to in the Articles of Association. The officer or officers of the Tribe who have approved and executed the Transaction Documents to which the Tribe is a party possess authority to execute the Transaction Documents to which the Tribe is a party on behalf of the Tribe and to bind the Tribe thereto.

     7. Each of the Transaction Documents to which the Issuer is a party, except the Notes, has been duly authorized, executed and delivered by the Issuer. Each Transaction Document (except the Highway Escrow Agreement, which by its terms is governed by California law) to which the Issue is a party constitutes a valid and binding agreement of, the Issuer, enforceable against the Issuer in accordance with its terms.
     8. Each of the Lakes Documents has been duly authorized, executed and delivered by the Tribe and the Issuer, as applicable. While the Lakes Documents are by their terms governed by the law of a jurisdiction other than the State of New York or the State of Minnesota, and we therefore do not opine that such documents are enforceable against the Tribe or the Issuer, we are of the opinion that the Lakes Documents do not conflict in any material respect with applicable laws of the United States or Specified Tribal Laws. No further consent, approval or authorization of the Lakes Documents is required by the National Indian Gaming Commission, the Department of the Interior or any other federal governmental or regulatory authority.
     9. Each of the Transaction Documents to which the Tribe is a party has been duly authorized, executed and delivered by the Tribe. Each of the Transaction Documents (except the Highway Escrow Agreement, which by its terms is governed by California law) to which the Tribe is a party constitutes a valid and binding agreement of, the Tribe, enforceable against the Tribe in accordance with its terms.
     10. The Compact between the Tribe and the State of California providing for the conduct of class III gaming (as that term is defined in IGRA) by the Tribe made and entered into as of September 23, 1999 (the “Compact”) has been duly authorized, executed and delivered by the Tribe. In compliance with the requirements of the Indian Gaming Regulatory Act of 1988, as amended (“IGRA”), the Compact has been approved by the Secretary of the Interior of the United States, and a notice of such approval has been published in the Federal Register, and assuming the Compact has been validly authorized, executed and delivered under the laws of California, the Compact is effective under IGRA.
     11. The Tribe’s Shingle Springs Gaming Ordinance (the “Gaming Ordinance”) was validly adopted by Resolution 96-4 of the Tribal Council, approved by the National Indian Gaming Commission (the “NIGC”) in accordance with IGRA, and is in full force and effect as a law of the Tribe, and permits class II gaming (as that term is defined in IGRA) and class III gaming to be conducted by the Issuer and the Tribe.
     12. The site on which the casino portion of the Project is to be located constitutes “Indian lands” situated on the Tribe’s reservation within the meaning of 25 U.S.C. § 2703(4), and is eligible for the conduct of class II gaming and class III gaming.
     13. There is no requirement under the Specified Tribal Laws or the Compact that any holder of the Notes who is (a) a federally or state regulated bank, savings and loan, or other federally- or state-regulated lending institution, (b) an agency of the federal, state or local government, (c) an investor in the Notes who, alone or in conjunction with others, holds less than 10% of all other outstanding indebtedness evidenced by the Notes or other debt securities of the Issuer, or (d) a securities dealer acting in compliance with Section 3(h)(ii) of the Financial Source Regulation (defined below), solely in its capacity as a holder of Notes, apply for or receive any individual license, any individual certificate, or any other individual authorization from any federal, state, or tribal governmental authority, to acquire or retain the rights of a holder of Notes under the Indenture. The Shingle Springs Tribal Gaming Commission (the “Tribal Gaming Commission”) has validly adopted the “Financial Source Licensing Regulation” pursuant to Resolution GC 2007-1 of the Tribal Gaming Commission on June 11, 2007, providing for licensing procedures and exemptions from licensing of certain qualified holders of the Notes, and the Tribal Gaming Commission has taken all necessary actions to license Morgan Stanley & Co. Incorporated and exempt from licensing any holder of the Notes described in clauses (a), (b) (c), or (d) of the previous sentence.
     14. The Issuer has the requisite power and authority to own and operate the Business (as defined in the Indenture), to conduct the Business as described in the Final Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party.
     15. The Security Agreement (as defined in Exhibit A) is effective to create a valid security interest in the Issuer’s right, title and interest in the Collateral (as defined in the Security Agreement) in favor of the Collateral Agent.
     16. Upon the acceptance of the Uniform Commercial Code financing statements attached hereto as Exhibit E by the Secretary of State of California and the Recorder of Deeds of the District of Columbia, the security interest in favor of the Collateral Agent in the Collateral (as defined in the Security Agreement) that consists of accounts (other than accounts described in Section 9-102(a)(6)(B) of the Uniform Commercial Code), general intangibles, goods, chattel paper, negotiable documents, investment property and instruments will be perfected.
     17. The provisions of the Disbursement Agreement (as defined in Exhibit A) are effective to perfect a security interest in the Issuer’s rights in each of the Construction Disbursement Account, the Interest Reserve Account and the Litigation Account (as defined in the Disbursement Agreement) in favor of the Collateral Agent.

     18. The provisions of the Notes Dominion Account Agreement (as defined in Exhibit A) are effective to perfect a security interest in the Issuer’s rights in the Dominion Account (as defined in the Notes Dominion Account Agreement) in favor of the Collateral Agent. The provisions of the Control Agreement (as defined in Exhibit A) are effective to perfect a security interest in the Issuer’s rights in the Deposit Account (as defined in the Control Agreement) in favor of the Collateral Agent.
     19. The Notes are in the form contemplated by the Indenture. The Notes have been duly authorized by the Issuer for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when executed by the Issuer and authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms.
     20. The Transaction Documents conform in all material respects to the descriptions thereof contained in the Final Memorandum.
     21. The waivers by each of the Issuer and the Tribe of sovereign immunity from unconsented suit, arbitration or other legal proceedings contained in any of the Transaction Documents to which it is a party are in compliance in all material respects with applicable laws of the United States and Specified Tribal Laws, are irrevocable and constitute valid, binding and enforceable obligations of the Issuer or the Tribe, as applicable. The consents of each of the Issuer and the Tribe to personal jurisdiction of the courts and arbitration forums contained in any of the Transaction Documents to which it is a party are in compliance in all material respects with applicable laws of the United States and Specified Tribal Laws and constitute valid, binding and enforceable obligations of the Issuer or the Tribe, as applicable; provided that we express no opinion as to whether a case would proceed in such courts or forums or would be required to proceed in the Tribal Courts of the Tribe as described in the Final Memorandum under the heading “Disputes relating to the notes may be required to be heard in our Tribal court system”. The Courts of the State of New York would have personal and subject matter jurisdiction over any action against either the Issuer or the Tribe to enforce the Transaction Documents to which it is a party.
     22. Based on Section 5-1401 of the General Obligations Law of the State of New York (“§5-1401”), a New York Court or a federal court sitting in New York as the forum state and applying New York conflict of law rules should give effect to the designation by the parties of the laws of the State of New York as the governing law with respect to each of the Transaction Documents (except the Notes Dominion Account Agreement, which by its terms is governed by California law), except (i) as otherwise provided in Section 1-105 (2) of the Uniform Commercial Code as in effect in the State of New York, (ii) that no opinion is rendered as to whether any such court would give effect to such designation if it were to determine that the result obtained from applying the laws of the State of New York would be contrary to a fundamental policy of a more interested jurisdiction and (iii) that the ability of any such court to give effect to such designation as required by §5-1401 may be limited by the full faith and credit clause and the due process clause of the United States Constitution and the doctrine of comity.
     23. The Tribe and the Issuer are hereinafter referred to collectively as the “Shingle Springs Parties,” and individually as a “Shingle Springs Party.” No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency of the United States or the Tribe, including the Secretary of the Interior or the Chairman of the NIGC, or pursuant to the Compact is required for any Shingle Springs Party’s execution, delivery and performance of the Transaction Documents to which it is a party, or the issuance and delivery of the Notes by the Issuer, or the enforceability of any of the foregoing, except (i) such as have been obtained or made by the applicable Shingle Springs Party and are in full force and effect, (ii) required filings of UCC financing statements in the offices described in paragraph 16, and (iii) those consents, approvals, authorizations and orders of a type customarily obtained subsequent to the commencement of construction, and except for state securities or blue sky laws, and except that court filings and orders may be required in order to enforce any of the Transaction Documents.
     24. The execution and delivery by each of the Shingle Springs Parties of the Transaction Documents to which it is a party and the performance of its obligations thereunder will not result in any violation of the provisions of the Articles of Association. The execution and delivery by each of the Shingle Springs Parties of the Transaction Documents to which it is a party and the performance of its obligations thereunder (i) will not result in any violation of the provisions any Specified Tribal Laws (other than the Articles of Association); (ii) will not constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer under, any Applicable Contract; (iii) will not result in any violation of any Applicable Order that names either of the Shingle Springs Parties and is specifically directed to either Shingle Springs Party or its property and (iv) will not result in any violation of any law of the United States. We do not express any opinion, however, as to whether the execution and delivery by each of the Shingle Springs Parties of the Transaction Documents to which it is a party and the performance of its obligations thereunder will constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer under, any Applicable Contract with respect to any accounting or financial ratios, tests or terms or any aspect of the financial condition or results of operations of the Shingle Springs Parties. For purposes hereof, the term “Applicable Contracts” means those agreements or instruments identified on Exhibit F hereto and the term “Applicable Orders” means those judgments, orders or decrees identified on Annex A to each of the Issuer’s Certificate and the Tribe’s Certificate.
     25. The Issuer is not, and immediately after receipt of payment for the Notes and application of the proceeds thereof as described in the Final Memorandum under the caption “Use of Proceeds” will not be, required to register as an investment company under the Investment Company Act of 1940.
     26. Assuming the accuracy of the representations, warranties and covenants of the Shingle Springs Parties, the Manager and the Initial Purchasers contained in the Purchase Agreement, no registration of the Notes under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Notes by the Initial Purchasers or the initial resale of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Memorandum; provided that no opinion is expressed as to when or under what circumstances any Notes initially sold by the Initial Purchaser may be reoffered or resold.
     27. Pursuant to authority provided in the Articles of Association the Tribal Council has enacted the Shingle Springs Tribal Court Ordinance establishing a Tribal Court and a three-judge appellate panel (together, the “Tribal Courts”), which constitute the judicial branch of the Tribe. The Tribal Courts have not adopted rules of civil or appellate procedure nor rules of judicial conduct applicable to proceedings before the Tribal Courts.
     28. None of the Transaction Documents, taken individually or collectively, constitutes a “management contract” requiring approval within the meaning of 25 U.S.C. § 2711, as defined in 25 C.F.R. § 502.15 or deprives the Tribe of the “sole proprietary interest and responsibility” for the conduct of the gaming activity of the Gaming Business within the meaning of IGRA.
     29. Pursuant to New York General Obligations Law Section 5-501-6.b., no law regulating the maximum rate of interest which may be charged, taken or received, including Section 190.40 and Section 190.42 of the New York Penal Law, shall apply to any loan or forbearance in the amount of two million five hundred thousand dollars or more.
     30. We have reviewed the statements in the Final Memorandum under the captions “Certain Relationships and Related Transactions,” “Description of Material Agreements,” “Descriptions of Other Indebtedness,” “Description of the Notes,” “Government Regulation,” and “Certain United States Federal Income and Estate Tax Considerations.” Insofar as such statements relate to matters of law or purport to be summaries of legal matters, legal proceedings or certain provisions of agreements, such statements fairly present and summarize, in all material respects, the matters referred to therein.
     We have participated in conferences with officers and other representatives of the Tribal Parties and the Manager, representatives of the independent public or certified public accountants for the Tribal Parties and the Manager and with representatives of the Initial Purchaser at which the contents of the Time of Sale Memorandum and the Final Memorandum and related matters were discussed and, although in this letter we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Time of Sale Memorandum or the Final Memorandum, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that the Time of Sale Memorandum, as of the time the Purchase Agreement was executed, or that the Final Memorandum, as of its date or at the date hereof, contained or contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no belief as to the financial statements or other financial or accounting information included in the Time of Sale Memorandum or the Final Memorandum or any amendments or supplements thereto).

EXHIBIT B
FORM OF OPINION OF KARSHMER & ASSOCIATES
     1. Each of the California Law Transaction Documents to which the Tribe or the Issuer is a party (i) has been duly authorized, executed and delivered by such party, (ii) does not conflict with any law or administrative regulation of the State of California, and (iii) is the valid and legally binding obligation of each such party, enforceable against such party in accordance with its respective terms.
     2. Each of the California Law Material Agreements to which the Tribe or the Issuer is a party (i) has been duly authorized, executed and delivered by such party, (ii) does not conflict with any law or administrative regulation of the State of California, and (iii) is the valid and legally binding obligation of such party, enforceable against such party in accordance with its respective terms.
     3. To the extent governed by the California UCC, if applicable, the provisions of the Security Agreement of even date herewith securing the Securities (the Security Agreement) are effective to create a valid security interest in the Authoritys rights to the Collateral (as defined in the Security Agreement) in favor of the Collateral Agent (as defined in the Security Agreement), for the benefit of the Initial Purchasers and the Subsequent Purchasers, to secure the Secured Obligations (as defined in the Security Agreement).
     4. The California financing statements are in proper form for filing with the California Secretary of State.
     5. Under the California UCC, if applicable, the security interest of the Collateral Agent (as defined in the Security Agreement) in all Collateral (as defined in the Security Agreement) as to which a security interest may be perfected by filing a financing statement will be perfected upon the later of the attachment of the security interest or the filing of a financing statement in the office of the California Secretary of State, as the case may be.
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EXHIBIT C
FORM OF OPINION OF GRAY, PLANT, MOOTY, MOOTY & BENNETT
     1. The Manager is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Delaware.
     2. The Manager has all requisite limited liability company power to own, lease and operate its properties and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum, to execute and deliver the Manager Transaction Documents, and to consummate the transactions contemplated by the Manager Transaction Documents.
     3. The Manager has taken all necessary limited liability company action to authorize the execution, delivery, and performance by the Manager of the Manager Transaction Documents and Lakes Documents, and each of the Manager Transaction Documents and Lakes Documents has been duly authorized, executed and delivered by the Manager.
     4. Each Manager Transaction Document constitutes the legal, valid, binding, and enforceable obligation of the Manager.
     5. No authorization or approval or other action by, and no notice or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by the Manager of the Manager Transaction Documents.
     6. The execution and delivery of the Manager Transaction Documents do not, and the performance by the Manager of its obligations thereunder will not, (a) contravene the Manager Governing Documents, (b) constitute a breach of, or default under, any applicable Manager Material Agreement or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager, or (c) result in any violation of any applicable state or federal law or regulation applicable to the Manager.
     In addition, attorneys with this firm have participated in conferences with officers and other representatives of the Tribal Parties and the Manager, representatives of McGladrey & Pullen LLP, the independent public or certified public accountants for the Authority, and with representatives of the Initial Purchasers at which the contents of the Time of Sale Memorandum and the Final Memorandum and other related matters were discussed. Although we are not
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passing upon and have not independently checked or verified the accuracy, completeness or fairness of the statements contained in the Time of Sale Memorandum or the Final Memorandum, we advise you that the attorneys with this firm that participated in such conferences have no reason to believe that anything that they have reviewed in the Time of Sale Memorandum, as of the date of the Purchase Agreement or as of the date hereof, and the Final Memorandum, as of its date or as of the date hereof (except as to the financial statements, including the notes thereto and related schedules and other financial information and data included therein or omitted therefrom as to which we are not called upon to and do not express any opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
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EXHIBIT D
FORM OF OPINION OF HAMILTON QUIGLEY & TWAIT, PLC
     1. The statements in the Final Memorandum under the captions “Risk Factors – Risks related to the Indian Gaming Industry,” “Description of Other Indebtedness,” “Certain Relationships and Related Transactions” and “Description of Material Agreements,” insofar as such statements constitute summaries of documents, have been reviewed by us as special counsel with respect to Indian/gaming laws and regulations and fairly present and summarize, in all material respects, the matters referred to therein.
     2. No authorization or approval or other action by, and no notice or filing with, any governmental authority or other regulatory body is required with respect to Indian/gaming laws and regulations in connection with the due execution, delivery and performance by the Manager of the Manager Transaction Documents.
     3. The execution and delivery of the Manager Transaction Documents do not, and the performance by the Manager of its obligations thereunder will not, (a) constitute a breach of, or default under, any applicable Material Manager Agreements or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager, or (b) result in any violation of any Indian/gaming laws and regulations applicable to the Manager.
     4. The Development and Management Agreement, as amended, listed on Schedule I constitutes a valid and binding agreement of the Manager, enforceable in accordance with its terms. With respect to this opinion, we note that a management contract for tribal gaming, such as the Development and Management Agreement, must be approved by the Chairman of the NIGC to be valid, and that the Development and Management Agreement has been so approved; however, under published regulations of the NIGC if the Chairman of the NIGC learns of any action or condition that violates the standards contained in certain of the NIGC’s regulations, the Chairman may require modifications of, or may void, a management contract previously approved by the Chairman, after providing the parties an opportunity for a hearing.
     5. Appropriate federal, state and tribal regulatory agencies have determined that the Manager is suitable under applicable federal and tribal law, including IGRA, the Compact and the Gaming Ordinance, to have a financial interest in, or have management responsibility for, the Development and Management Agreement.
     In addition, attorneys with this firm have participated in conferences with officers and other representatives of the Tribal Parties and the Manager, representatives of McGladrey & Pullen LLP, the independent public or certified public accountants for the Authority, and with representatives of the Initial
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Purchasers at which the contents of the Time of Sale Memorandum and the Final Memorandum and other related matters were discussed. Although we are not passing upon and have not independently checked or verified the accuracy, completeness or fairness of the statements contained in the Time of Sale Memorandum or the Final Memorandum (other than as specified above), we advise you that the attorneys with this firm that participated in such conferences have no reason to believe that anything that they have reviewed in the Time of Sale Memorandum, as of the date of the Purchase Agreement or as of the date hereof, and the Final Memorandum as of its date or as of the date hereof (except as to the financial statements, including the notes thereto and related schedules and other financial information and data included therein or omitted therefrom as to which we are not called upon to and do not express any opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
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